UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): April 2, 2008
                                                      (April 2, 2008)

                      Lightwave Logic, Inc.
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     (Exact name of registrant as specified in its charter)

          Nevada                  0-52567          82-049-7368
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(State or other jurisdiction    (Commission       (IRS Employer
     of incorporation)          File Number)    Identification No.)

   2601 Annand Dr., Suite #16, Wilmington, Delaware     19808
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      (Address of principal executive offices)         (Zip Code)

  Registrant's telephone number, including area code: (302) 998-8824

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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written  communications pursuant to  Rule  425  under  the
       Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the
       Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
       under the Exchange Act   (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule  13e-4(c)
       under the Exchange Act   (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure

      On April 2, 2008, Lightwave Logic, Inc. issued a press release reporting that Terry Turpin, Optical Computing Guru for Lightwave Logic, Inc., will serve as a panel commentator at the 12th Annual Gilder/Forbes Telecosm Conference. The discussion, entitled "Connectivity Everywhere: The future of the all-optical network," is scheduled to take place at 3:45p.m. EST on Thursday, May 29. The conference will be held on May 27 - 29, 2008 in Lake George, New York. The full text of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     Exhibit No.    Description
     ----------     -----------

     99.1           Press release dated April 2, 2008


                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By: /s/Harold R. Bennett
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   Harold R. Bennett, CEO

Dated: April 2, 2008







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